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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004

                                 ______________

                           iLinc Communications, Inc.
             (Exact name of Registrant as specified in its charter)



            Delaware                  1-13725                  76-0545043
   (State or other jurisdiction     (Commission             (I.R.S. Employer
 of incorporation or organization)   File Number)          Identification No.)


       2999 North 44th Street, Suite 650, Phoenix, Arizona        85018
             (address of principal executive offices)           (Zip code)


                                 (602) 952-1200
              (Registrant's telephone number, including area code)
                                 ______________



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   Results of Operations and Financial Condition.


On November 15, 2004, iLinc Communications, Inc. ("the Company") reported its fiscal 2005 second quarter results for the period ended September 30, 2004. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.



ITEM 9.01.   Financial Statements and Exhibits.


The following exhibit is filed herewith:


Exhibit Number           Description
------------------------------------
99.1               Press release dated November 15, 2004, issued by iLinc
                   Communications, Inc.
                   Filed herewith.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       iLinc Communications, Inc.


                                       By: /s/ James M. Powers
                                           -------------------------------------
                                           President and Chief Executive Officer

Date: November 15, 2004



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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
-------      -----------------------

 99.1 Copy of press release issued by iLinc Communications, Inc. on November 15, 2004.